UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23023

Montage Managers Trust
(Exact name of registrant as specified in charter)

11300 Tomahawk Creek Parkway, Suite 200
Leawood, Kansas 66211
(Address of principal executive offices) (Zip code)

Gary Henson, President
Montage Managers Trust
c/o Montage Investments
11300 Tomahawk Creek Parkway, Suite 200
Leawood, Kansas 66211
(Name and address of agent for service)

(913) 647-9782
Registrant's telephone number, including area code

Date of fiscal year end: November 30, 2015

Date of reporting period: November 30, 2015

Item 1. Reports to Stockholders.

Tortoise North American Pipeline Fund
2015 Annual Report

Table of Contents

Letter to Shareholders	3

TPYP: Fund Focus	5

Expense Example	8

Financial Statements	9

Notes to Financial Statements	15

Report of Independent Registered Public Accounting Firm	19

Trustees and Officers	20

Additional Information	21

Sector allocations
Name/Ticker	Primary focus	Total assets ($000’s)[1]	By asset type[2]	By ownership structure[2]
Tortoise North American Pipeline Fund NYSE Arca: TPYP Inception: 6/29/2015	North American pipeline companies	$18,777

1 As of 12/31/2015
2 As of 11/30/2015

2	Tortoise Index Solutions

2015 Annual Report | November 30, 2015

Letter to Shareholders

The broad energy sector remained in uncertain territory during the fiscal year ending Nov. 30, 2015, with the S&P Energy Select Sector® Index returning -12.4%. Crude oil prices continued the downward trajectory that began in late 2014, reaching six-year lows in the final fiscal quarter. Headwinds throughout the year included ongoing concern about potential slowing demand from China and persistent global oversupply, including growing U.S. inventories, which could reach the highest level in at least 80 years.1 Geopolitical tensions, which have the potential to disrupt production and drive prices higher, escalated throughout the year but so far have had little effect on prices or production. Just following the 2015 fiscal year end, the Organization of Petroleum Exporting Countries (OPEC) had its annual meeting in Vienna where it announced a ‘wait and watch’ approach and confirmed that it will continue to produce at its current level of 31.5 million barrels per day, above its production quota.

Commodity price volatility negatively impacted companies across the entire energy value chain during the fiscal year, though to a much lesser extent for fixed-income securities. Midstream pipeline companies, master limited partnerships (MLPs) in particular, had a challenging second half of the fiscal year. While we firmly believe that midstream fundamentals remain solid, technical factors such as fund redemptions, short selling and closed-end fund deleveraging have put continued pressure on the MLP sector. Although the Federal Open Market Committee (FOMC) left interest rates unchanged in its October meeting, policymakers agreed on a small rate hike in December just following the close of the fiscal year.

Upstream

Oil and gas producers declined significantly, as reflected by the -25.9% return posted by the Tortoise North American Oil and Gas Producers IndexSM for the fiscal year, ending Nov. 30, 2015. Low oil prices have halted U.S. production growth, which is projected to average 9.3 million barrels per day (MMbbl/d) for the 2015 calendar year. U.S. production began to decline in May, falling from an estimated 9.6 MMbbl/d in April 2015 to an estimated 9.2 MMbbl/d in November 2015.1 It is anticipated that production will continue to decline and then begin to increase in late 2016, with a projected average of 8.8 MMbbl/d for 2016.1 With global demand expected to grow by 1.4 MMbbl/d in 2016, we think this combination should ultimately help balance the supply/demand equation and support oil price improvement.1

Oil prices moved much lower during the fiscal year, opening at $66.15 per barrel, peaking that same day at $69.00, bottoming at $38.09 on Aug. 24 and then closing the fiscal year at $41.65 per barrel. Against this protracted price slide, increased drilling efficiencies have allowed for equivalent or greater amounts of oil and gas production using fewer rigs and at lower costs. Producers have reduced expenses through advanced technologies, re-fracking old wells and by fracking drilled-but-uncompleted wells that have already been drilled but are not yet producing. These production efficiencies have enabled surprisingly resilient U.S. production even as drilling activity has declined and rig counts have fallen to their lowest level since April 2002.2

With respect to natural gas, the Marcellus shale continued to dominate domestic production, with many producers enjoying increased volumes, also due to greater drilling efficiencies. Production is expected to average 79.6 billion cubic feet/day (Bcf/d) in calendar 2015, up 6.3% from 2014.1 Due to this escalated production, an aggressive injection season and mild weather across much of the U.S., natural gas inventories reached a record high in Nov. 2015.1 Natural gas prices opened the fiscal year at $4.24 per million British thermal units (MMBtu), the high for the fiscal year. Prices moved generally lower throughout the year, hitting their trough on Nov. 3 at $1.90 per MMBtu and closing the fiscal year at $2.09 per MMBtu. These low prices have continued to incentivize power plants to switch from coal to natural gas. Electricity generated from natural-gas-fired plants was greater than that generated from coal-fired plants for the first time in April 2015, and this trend has continued.1

Midstream

Reflecting continued negative investor sentiment about energy, and MLPs in particular, MLPs, as represented by the Tortoise MLP Index®, posted a -32.3% return for the fiscal year, ending Nov. 30, 2015. Midstream MLPs continued to outpace their upstream counterparts, while broader pipeline companies outpaced MLPs (the latter of which includes companies spanning the energy value chain). This is reflected by the -25.7% return posted by the Tortoise North American Pipeline IndexSM for the fiscal year, ending Nov. 30, 2015. The Tortoise North American Pipeline Fund seeks to track this index.

Within midstream, performance was a bit mixed, but nonetheless negative across the board. As previously noted, we believe that this was mostly technical pressure, not a reflection of midstream fundamentals. Gathering and processing companies pulled back the most during the fiscal year, due to their greater sensitivity to commodity price volatility. Crude oil MLPs and other pipeline companies also retreated due to concerns about the impact on future pipeline projects given slowing production. Natural gas MLPs and other pipeline companies also were restrained, but fared slightly better due to strong production and demand growth driven by low natural gas prices. Although they also lost ground during the fiscal year, refined product MLPs and other pipeline companies were the least affected due to strong demand for refined products as oil prices stayed low throughout the year.

While the headwinds in the midstream segment have been challenging, particularly the concerns about access to capital, cash flows continued to grow, and in our view, midstream fundamentals generally have remained strong. We continue to see the critical need for infrastructure buildout, and announcements of new midstream projects have continued, with a particular focus on the southwestern Marcellus and the Utica, where pipeline takeaway needs are the greatest.3 Our projection for capital investments in MLP, pipeline and related organic projects is approximately $140 billion for 2015-2017, though we see downside risk as companies reevaluate and prioritize projects.

(unaudited)

Tortoise Index Solutions	3

Downstream

While lower oil and gas prices have created challenges for many energy-related companies, they have delivered some positives for areas in the downstream segment of the energy value chain, starting with the ultimate end users – consumers. Cheap gasoline has pushed the number of miles driven by Americans to an all-time high.4 Gasoline consumption was 2.8% higher during the first ten months of 2015 than during the same period the previous year.5 Petrochemical companies and refiners have continued to benefit from low input costs and strong demand.

Capital markets

Capital markets were active throughout the year, though they became more challenging as the fiscal year progressed. Exploration and production companies started the fiscal year strong, but activity fell sharply during the second half of the year. This segment raised approximately $41 billion in total capital during the fiscal year. MLP and pipeline companies raised approximately $72 billion during the fiscal year with approximately $30 billion in equity and nearly $42 billion in debt.

There were 11 initial public offerings across the energy sector during the fiscal year totaling $5.5 billion, though none of these occurred in the fourth fiscal quarter. These deals included pipeline MLPs, oil and gas producers, YieldCos with renewable energy assets and others. Merger and acquisition activity was healthy among MLP and pipeline companies, with announced transactions totaling close to $140 billion for the fiscal year. The largest of these was Energy Transfer Equity L.P.’s proposed acquisition of The Williams Companies, Inc. in a deal valued at approximately $40 billion, which will create the third-largest energy franchise in North America.

Concluding thoughts

Despite challenging headwinds during the 2015 fiscal year, we view the current investment landscape as an attractive entry point for long-term investors. In our view, midstream MLP and pipeline fundamentals remain strong. We believe that in 2016 the global oil market may find more balance, searching for an optimal price at which consumer demand will remain strong due to low gasoline prices and oil producers can earn an adequate return on their invested capital. If this happens, opportunities should arise across the entire energy value chain.

The S&P Energy Select Sector® Index is a capitalization-weighted index of S&P 500® Index companies in the energy sector involved in the development or production of energy products. The Tortoise North American Oil and Gas Producers IndexSM is a float-adjusted, capitalization weighted index of North American energy companies engaged primarily in the production of crude oil, condensate, natural gas or natural gas liquids (NGLs). The Tortoise North American Pipeline IndexSM is a float adjusted, capitalization-weighted index of energy pipeline companies domiciled in the United States and Canada. The Tortoise MLP Index® is a float-adjusted, capitalization-weighted index of energy master limited partnerships.

The Tortoise indices are the exclusive property of Tortoise Index Solutions, LLC, which has contracted with S&P Opco, LLC (a subsidiary of S&P Dow Jones Indices LLC) (“S&P Dow Jones Indices”) to calculate and maintain the Tortoise MLP Index®, Tortoise North American Pipeline IndexSM and Tortoise North American Oil and Gas Producers IndexSM. S&P® is a registered trademark of Standard & Poor’s Financial Services (“SPFS”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by Tortoise Index Solutions, LLC and its affiliates. Neither S&P Dow Jones Indices, SPFS, Dow Jones nor any of their affiliates sponsor and promote the indices and none shall be liable for any errors or omissions in calculating the indices.

It is not possible to invest directly in an index.

Performance data quoted represent past performance; past performance does not guarantee future results. Like any other stock, total return and market value will fluctuate so that an investment, when sold, may be worth more or less than its original cost.

1 Energy Information Administration, December 2015
2 Baker Hughes, December 2015
3 Wood Mackenzie, December 2015
4 Federal Highway Administration, December 2015
5 Energy Information Administration, January 2016

(unaudited)

4	Tortoise Index Solutions

2015 Annual Report | November 30, 2015

Tortoise North American Pipeline Fund

Top ten holdings (as of November 30, 2015)

1.	TransCanada Corporation	8.0%
2.	Enbridge Inc.	7.3%
3.	Spectra Energy Corp.	6.7%
4.	The Williams Companies, Inc.	6.6%
5.	Kinder Morgan, Inc.	6.4%
6.	Cheniere Energy, Inc.	4.3%
7.	Enterprise Products Partners L.P.	3.3%
8.	Pembina Pipeline Corporation	3.0%
9.	AGL Resources Inc.	2.8%
10.	CenterPoint Energy, Inc.	2.8%

TPYP key benefits

●	Access to the sizable pipeline network of one of the world’s largest consumers of energy

●	Attractive total return potential in a historically defensive sector

●	Flow-through structure allows for tax-efficient access to the pipeline sector

●	Exposure to Tortoise North American Pipeline IndexSM
–	Effectively represents the characteristics of the market
–	A leading benchmark for analysis of the pipeline sector
–	Proprietary, research-driven and rules-based methodology
–	Constituent caps to allow for broader representation of the market and investability

Value of $10,000 vs. Tortoise North American Pipeline IndexSM
Since inception on June 29, 2015 through November 30, 2015

This chart illustrates the performance of a hypothetical $10,000 investment made on June 29, 2015, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on the fund’s distributions or the redemption of fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains and dividends for the fund and dividends for the index.

The performance data quoted above represents past performance since June 29, 2015 through November 30, 2015. Past performance is no guarantee of future results. The investment return and value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be obtained through the most recent month-end by calling 844-TR-INDEX (844-874-6339). Future performance may be lower or higher than the performance stated above.

The Tortoise North American Pipeline IndexSM is a float-adjusted, capitalization weighted index of pipeline companies headquartered in the United States and Canada. Returns include reinvested dividends. You cannot invest directly in an index.

(unaudited)

Tortoise Index Solutions	5

Key asset performance drivers

Top five performers	Company type	Performance driver
AGL Resources Inc.	Midstream natural gas local distribution company	Announced on 08/24 it will be bought by Southern Company
Piedmont Natural Gas Company, Inc.	Midstream natural gas local distribution company	Announced on 10/26 it will be bought by Duke Energy
Atmos Energy Corporation	Midstream natural gas local distribution company	Merger & acquisition activity and stable cash flow as a result of regulated nature of local distribution companies
NiSource Inc.	Midstream natural gas local distribution company	Corporate restructuring and stable cash flow as a result of regulated nature of local distribution companies
WGL Holdings Inc.	Midstream natural gas local distribution company	Merger & acquisition activity and stable cash flow as a result of regulated nature of local distribution companies

Bottom five performers	Company type	Performance driver
The Williams Companies, Inc.	Midstream gathering and processing company	Decline in natural gas liquids (NGLs) prices; merger overhang
Kinder Morgan, Inc.	Midstream natural gas/natural gas liquids pipeline company	Concerns about access to equity capital markets to finance growth and high leverage
Enbridge Inc.	Midstream crude oil pipeline company	Delay in dropdown strategy
TransCanada Corporation	Midstream natural gas/natural gas liquids pipeline company	General negative market sentiment
Spectra Energy Corporation	Midstream natural gas/natural gas liquids pipeline company	High leverage at DCP Midstream joint venture raised funding concerns

Total returns (as of November 30, 2015)
Ticker	Since inception(1)	Gross expense ratio
Market-based total return	-20.47%	0.70%
NAV-based total return	-20.81%	0.70%
TNAP(2)	-20.46%	—

(1)	Reflects period from fund inception on 6/29/2015 through 11/30/2015.
(2)	The Tortoise North American Pipeline IndexSM is a float-adjusted, capitalization weighted index of pipeline companies headquartered in the United States and Canada. You cannot invest directly in an index.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 844-TR-INDEX (844-874-6339).

(unaudited)

6	Tortoise Index Solutions

2015 Annual Report | November 30, 2015

Tortoise North American Pipeline Fund

Investing involves risk. Principal loss is possible. The Fund has the same risks as the underlying securities traded on the exchange throughout the day. Redemptions are limited and often commissions are charged on each trade, and ETFs may trade at a premium or discount to their net asset value. The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than a diversified fund. The Fund may experience tracking error to a greater extent than a fund that seeks to replicate an index. The Fund is not actively managed and may be affected by a general decline in market segments related to the index. Unlike mutual funds, ETFs may trade at a premium or discount to their net asset value. Investing in specific sectors such as energy infrastructure may involve greater risk and volatility than less concentrated investments. Risks include, but are not limited to, risks associated with companies owning and/or operating pipelines and complementary assets, as well as Master Limited Partnerships (MLPs), MLP affiliates, capital markets, terrorism, natural disasters, climate change, operating, regulatory, environmental, supply and demand, and price volatility risks. The tax benefits received by an investor investing in the portfolio differs from that of a direct investment in an MLP by an investor. The value of the portfolio’s investment in an MLP will depend largely on the MLP’s treatment as a partnership for U.S. federal income tax purposes. If the MLP is deemed to be a corporation then its income would be subject to federal taxation, reducing the amount of cash available for distribution to the portfolio which could result in a reduction of the portfolio’s value. Investments in foreign issuers involve risk not ordinarily associated with investments in securities and instruments of U.S. issuers, including risks related to political, social and economic developments abroad, differences between U.S. and foreign regulatory and accounting requirements, tax risk and market practices, as well as fluctuations in foreign currencies. The portfolio invests in small and mid-cap companies, which involve additional risks such as limited liquidity and greater volatility than larger companies. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. The portfolio may also write call options which may limit the portfolio’s ability to profit from increases in the market value of a security, but cause it to retain the risk of loss should the price of the security decline.

Nothing contained on this communication constitutes tax, legal, or investment advice. Investors must consult their tax advisor or legal counsel for advice and information concerning their particular situation.

This report reflects our views and opinions as of the date herein, which are subject to change at any time based on market and other conditions. We disclaim any responsibility to update these views. The views should not be relied on as investment advice or an indication of trading intent on behalf of the fund.

Portfolio holdings and sector allocations are subject to change at any time and should not be considered recommendations to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments in this report.

(unaudited)

Tortoise Index Solutions	7

Expense example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 29, 2015 – November 30, 2015).

Actual expenses

The first line of the table below provides information about actual account values based on actual returns and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value(1) (06/29/2015)	Ending Account Value (11/30/2015)	Expenses Paid During Period(2) (06/29/2015 to 11/30/2015)
Actual(3)	$1,000.00	$791.90	$2.65
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.14	$2.98

(1)	Fund’s inception date.
(2)	Expenses are equal to the Fund’s annualized expense ratio for the period from inception through November 30, 2015 of 0.70%, multiplied by the average account value over the period, multiplied by 154/365 to reflect the period since inception.
(3)	Based on the actual returns for the period from June 29, 2015 through November 30, 2015 of (20.81)%.

(unaudited)

8	Tortoise Index Solutions

2015 Annual Report | November 30, 2015

Schedule of Investments
November 30, 2015

	Shares	Fair Value
Common Stock — 80.9%(1)
Canadian Oil Pipelines — 13.7%(1)
Enbridge Inc.	42,357	$1,501,555
Enbridge Income Fund Holdings Inc.	5,612	123,044
Gibson Energy Inc.	9,702	120,962
Inter Pipeline Ltd.	25,997	452,020
Pembina Pipeline Corporation	26,571	609,833
		2,807,414
Canadian Local Distribution Company — 0.2%(1)
Valener Inc.	2,935	38,065
Canadian Natural Gas/Natural Gas Liquids Pipelines — 12.0%(1)
AltaGas Ltd.	11,309	265,058
Keyera Corp.	13,169	392,768
TransCanada Corporation	51,909	1,639,805
Veresen Inc.	22,636	177,637
		2,475,268
United States Crude Oil Pipelines — 1.8%(1)
Enbridge Energy Management, LLC	1,364	34,016
Plains GP Holdings LP	17,254	211,534
SemGroup Corp.	3,404	118,221
		363,771
United States Local Distribution Companies — 20.3%(1)
AGL Resources Inc.	9,289	581,213
Atmos Energy Corporation	7,844	488,760
CenterPoint Energy, Inc.	33,331	564,960
Chesapeake Utilities Corporation	1,166	62,136
New Jersey Resources Corporation	6,616	198,811
NiSource Inc.	24,616	472,381
Northwest Natural Gas Company	2,103	102,626
OGE Energy Corp.	15,454	403,504
ONE Gas, Inc.	4,039	196,901
Piedmont Natural Gas Company, Inc.	6,110	355,297
South Jersey Industries, Inc.	5,267	120,930
Southwest Gas Corporation	3,623	203,178
The Laclede Group, Inc.	3,331	194,397
WGL Holdings Inc.	3,848	237,268
		4,182,362
United States Natural Gas Gathering/Processing — 7.6%(1)
EnLink Midstream, LLC	3,539	59,703
Targa Resources Corp.	3,747	147,257
The Williams Companies, Inc.	37,187	1,359,557
		1,566,517
United States Natural Gas/Natural Gas Liquids Pipelines — 25.3%(1)
Cheniere Energy Partners LP Holdings, LLC	3,560	62,371
Cheniere Energy, Inc.(2)	18,323	871,259
Columbia Pipeline Group, Inc.	24,594	471,467
Kinder Morgan, Inc.	55,866	1,316,762
National Fuel Gas Company	6,552	299,557
ONEOK, Inc.	16,198	477,517
Questar Corporation	13,615	258,004
Spectra Energy Corporation	52,058	1,363,919
Tallgrass Energy GP, LP	3,185	69,943
		5,190,799
United States Refined Product Pipelines — 0.0%(1)
VTTI Energy Partners LP	412	8,656
Total Common Stock
(Cost $20,823,216)		16,632,852

Master Limited Partnerships — 18.7%(1)
United States Crude Oil Pipelines — 3.4%(1)
Arc Logistics Partners LP	180	2,464
Blueknight Energy Partners LP	656	4,067
Enbridge Energy Partners, L.P.	4,490	111,577
Genesis Energy, L.P.	1,883	74,096
JP Energy Partners LP	276	1,899
NuStar Energy L.P.	1,350	54,027
NuStar GP Holdings LLC	717	17,825
PBF Logistics LP	386	7,616
Plains All American Pipeline, L.P.	8,355	207,037
Rose Rock Midstream LP	342	7,158
Shell Midstream Partners, L.P.	1,115	38,880
Sunoco Logistics Partners L.P.	3,937	109,724
Tesoro Logistics LP	1,196	59,740
USD Partners LP	169	1,700
		697,810

See accompanying Notes to Financial Statements.

Tortoise Index Solutions	9

Schedule of Investments (continued)
November 30, 2015

	Shares	Fair Value
United States Natural Gas Gathering/Processing — 3.5%(1)
American Midstream Partners LP	316	$3,223
Antero Midstream Partners LP	851	19,079
Archrock Partners, L.P.	758	12,181
Cone Midstream Partners LP	425	4,798
Crestwood Equity Partners LP	1,106	20,715
CSI Compressco LP	380	5,320
DCP Midstream Partners, LP	1,917	48,692
Enable Midstream Partners, LP	544	5,114
EnLink Midstream Partners, LP	2,599	38,777
MarkWest Energy Partners, L.P.	4,025	193,200
Midcoast Energy Partners LP	423	4,763
PennTex Midstream Partners, LP	234	3,342
Rice Midstream Partners LP	603	8,394
Southcross Energy Partners, L.P.	534	2,456
Summit Midstream Partners LP	765	14,237
Targa Resources Partners LP	3,507	80,100
USA Compression Partners LP	409	6,225
Western Gas Equity Partners, LP	552	23,029
Western Gas Partners LP	1,638	78,657
Williams Partners LP	5,183	142,118
		714,420
United States Natural Gas/Natural Gas Liquids Pipelines — 8.7%(1)
Boardwalk Pipeline Partners, LP	2,510	31,827
Cheniere Energy Partners, L.P.	930	23,901
Columbia Pipeline Partners LP	1,139	17,131
Dominion Midstream Partners, LP	526	16,616
Energy Transfer Equity, L.P.	18,132	343,420
Energy Transfer Partners, L.P.	9,986	381,565
Enterprise Products Partners L.P.	26,786	680,096
EQT GP Holdings LP	507	11,575
EQT Midstream Partners LP	1,012	68,462
ONEOK Partners, L.P.	3,393	102,570
Spectra Energy Partners LP	1,122	47,539
Tallgrass Energy Partners LP	692	29,791
TC Pipelines, LP	973	48,125
		1,802,618
United States Refined Product Pipelines — 3.1%(1)
Buckeye Partners, L.P.	2,693	182,289
CrossAmerica Partners LP	399	9,768
Delek Logistics Partners LP	184	6,718
Global Partners LP	583	14,493
Holly Energy Partners, L.P.	748	24,916
Magellan Midstream Partners, L.P.	4,780	298,893
MPLX LP	481	20,654
Philips 66 Partners LP	497	28,826
Sprague Resources LP	187	4,303
Sunoco LP	540	20,088
TransMontaigne Partners L.P.	270	6,496
Valero Energy Partners LP	371	17,188
Western Refining Logistics, LP	325	7,612
World Point Terminals, LP	243	3,205
		645,449
Total Master Limited Partnerships
(Cost $5,020,274)		3,860,297

Short-Term Investment — 0.1%(1)
United States Investment Company — 0.1%(1)
Invesco Liquid Assets Portfolio, Institutional Class, 0.17%(3)
(Cost $18,104)	18,104	18,104

Total Investments — 99.7%(1)
(Cost $25,861,594)		20,511,253
Other Assets in Excess of Liabilities, Net — 0.3%(1)		53,234

Total Net Assets — 100.0%(1)		$20,564,487

(1)	Calculated as a percentage of net assets.
(2)	Non-income producing security.
(3)	The rate shown is the annualized seven day effective yield as of November 30, 2015.

See accompanying Notes to Financial Statements.

10	Tortoise Index Solutions

2015 Annual Report | November 30, 2015

Statement of Assets & Liabilities
November 30, 2015

Assets:
Investments, at fair value (cost $25,861,594)	$20,511,253
Dividends & interest receivable	65,633
Total assets	20,576,886
Liabilities:
Payable to Adviser	12,399
Total liabilities	12,399
Net Assets	$20,564,487
Net Assets Consist of:
Capital Stock	$26,193,547
Undistributed net investment income	28,147
Accumulated net realized loss on investments	(306,682)
Net unrealized depreciation of investments and translations of foreign currency	(5,350,525)
Net Assets	$20,564,487

Net Assets	$20,564,487
Shares issued and outstanding(1)	1,050,000
Net asset value, redemption price and offering price per share	$19.59

(1) Unlimited shares authorized.

See accompanying Notes to Financial Statements.

Tortoise Index Solutions	11

Statement of Operations
Period from June 29, 2015(1) to November 30, 2015

Investment Income:
Dividends and distributions from common stock	$363,736
Distributions from master limited partnerships	156,425
Less: return of capital on distributions	(165,395)
Less: foreign taxes withheld	(16,514)
Net dividends and distributions from investments	338,252
Dividends from money market mutual funds	40
Total investment income	338,292
Expenses:
Advisory fees (See Note 5)	70,063
Net expenses	70,063
Net Investment Income	268,229
Realized and Unrealized Loss on Investments and Translations of Foreign Currency:
Net realized loss on investments, including foreign currency gain (loss)	(414,072)
Net change in unrealized depreciation of investments and translations of foreign currency	(5,350,525)
Net Realized and Unrealized Loss on Investments	(5,764,597)
Net Decrease in Net Assets Resulting from Operations	$(5,496,368)

(1) Inception date of the Fund.

See accompanying Notes to Financial Statements.

12	Tortoise Index Solutions

2015 Annual Report | November 30, 2015

Statement of Changes in Net Assets
Period from June 29, 2015(1) to November 30, 2015

Operations
Net investment income	$268,229
Net realized loss on investments, including foreign currency gain (loss)	(414,072)
Net change in unrealized depreciation of investments and translations of foreign currency	(5,350,525)
Net decrease in net assets resulting from operations	(5,496,368)
Capital Share Transactions
Proceeds from shares sold	27,329,785
Payments for shares redeemed	(1,023,630)
Net increase in net assets resulting from capital share transactions	26,306,155
Distributions to Shareholders
From net investment income	(245,300)
From net realized gains	—
From return of capital	—
Total distributions to shareholders	(245,300)
Total Increase in Net Assets	20,564,487
Net Assets
Beginning of period	—
End of period (including undistributed net investment income of $28,147)	$20,564,487

Transactions in Shares
Shares sold	1,100,000
Shares redeemed	(50,000)
Net increase	1,050,000

(1) Inception date of the Fund.

See accompanying Notes to Financial Statements.

Tortoise Index Solutions	13

Financial Highlights
Period from June 29, 2015(1) to November 30, 2015

Per Common Share Data(2)
Net asset value, beginning of period	$25.00
Investment operations:
Net investment income	0.24
Net realized and unrealized loss on investments and translations of foreign currency	(5.43)
Total from investment operations	(5.19)
Less distributions from:
Net investment income	(0.22)
Net realized gains	—
Return of capital	—
Total distributions	(0.22)
Net asset value, end of period	$19.59
Total Return(3)	(20.81)%

Supplemental Data and Ratios
Net assets, end of period (in 000’s)	$20,564
Ratios to average net assets:
Expenses(4)	0.70%
Net investment income(4)	2.68%
Portfolio turnover rate(3)	17%

(1)	Inception date of the Fund.
(2)	For a Fund share outstanding for the entire period.
(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year.

See accompanying Notes to Financial Statements.

14	Tortoise Index Solutions

2015 Annual Report | November 30, 2015

Notes to Financial Statements
November 30, 2015

1. Organization

Tortoise North American Pipeline Fund (the “Fund”) is a non-diversified series of Montage Managers Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and the offering of the Fund’s shares (“shares”) is registered under the Securities Act of 1933, as amended (the “Securities Act”). The investment objective of the Fund seeks investment results that correspond generally to the price and distribution rate (total return) performance of the Tortoise North American Pipeline IndexSM (the “Underlying Index”). The Fund commenced operations on June 29, 2015.

Shares of the Fund are listed and traded on the NYSE Arca, Inc. Market prices for the shares may be different from their net asset value (“NAV”). The Fund issues and redeems shares on a continuous basis at NAV only in blocks of 50,000 shares, called “Creation Units.” Creation Units are issued and redeemed principally in-kind for securities included in a specified universe. Once created, shares generally trade in the secondary market at market prices that change throughout the day in amounts less than a Creation Unit. Except when aggregated in Creation Units, shares are not redeemable securities of the Fund. Shares of the Fund may only be purchased or redeemed by certain financial institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company participant and, in each case, must have executed a Participation Agreement with the Distributor. Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem the shares directly from the Fund. Rather, most retail investors may purchase shares in the secondary market with the assistance of a broker and are subject to customary brokerage commissions or fees.

The Fund currently offers one class of shares, which has no front-end sales load, no deferred sales charge, and no redemption fee. A purchase (i.e. creation) transaction fee is imposed for the transfer and other transaction costs associated with the purchase of Creation Units. The standard fixed creation transaction fee for the Fund is $500. In addition, a variable fee may be charged on all cash transactions or substitutes for Creation Units of up to a maximum of 2% as a percentage of the value of the Creation Units subject to the transaction. Variable fees are imposed to compensate the Fund for the transaction costs associated with the cash transactions. Variable fees received by the Fund are displayed in the capital shares transaction section of the Statement of Changes in Net Assets. The Fund may issue an unlimited number of shares of beneficial interest, with no par value. All shares of the Fund have equal rights and privileges.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Securities Valuation — All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes — The Fund intends to meet the requirements of subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is required. As of November 30, 2015, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. During the period ended November 30, 2015, the Fund did not incur any interest or penalties. The Fund is subject to examination by U.S. taxing authorities for the tax periods since the commencement of operations.

Securities Transactions, Income and Distributions — Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on a specific identified cost basis. Interest income is recognized on an accrual basis, including amortization of premiums and accretion of discounts. Dividend income and distributions are recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations. Distributions received from the Fund’s investments generally are comprised of ordinary income and return of capital. The Fund allocates distributions between investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on information provided by each portfolio company and other industry sources. These estimates may subsequently be revised based on actual allocations received from the portfolio companies after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Fund.

Tortoise Index Solutions	15

Notes to Financial Statements (continued)

The Fund will make distributions of net investment income, if any, quarterly. The Fund will also distribute net realized capital gains, if any, annually. Distributions to shareholders are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund. During the period ended November 30, 2015, the Fund increased undistributed net investment income by $5,218, decreased accumulated net realized loss by $107,390 and decreased paid-in capital by $112,608.

Use of Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Share Valuation — The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the NYSE is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s net asset value per share.

Indemnifications — Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust may enter into contracts that provide general indemnification to other parties. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred, and may not occur. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Cash and Cash Equivalents — Cash and cash equivalents include short-term, liquid investments with an original maturity of three months or less and include money market fund accounts.

3. Securities Valuation

The Fund has adopted fair value accounting standards, which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

Level 1 —	Quoted prices in active markets for identical assets or liabilities.
Level 2 —

Observable inputs other than quoted prices included in Level 1. These inputs may include quoted prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 —	Significant unobservable inputs for the asset or liability, representing the Fund’s view of assumptions a market participant would use in valuing the asset or liability.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis. The Fund’s investments are carried at fair value.

Common stock (including MLPs) — Securities that are primarily traded on a national securities exchange are valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and ask prices. Securities traded primarily on the Nasdaq Global Market System for which market quotations are readily available are valued using the Nasdaq Official Closing Price (“NOCP”). If the NOCP is not available, such securities are valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Investment Companies — Investments in other mutual funds, including money market funds, are valued at their net asset value per share. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees. These procedures consider many factors, including the type of security, size of holding, trading volume and news events. There can be no assurance that the Fund could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Fund determines its net asset value per share. The Board of Trustees has established a Valuation Committee to administer, implement, and oversee the fair valuation process, and to make fair value decisions when necessary. The Board of Trustees regularly reviews reports that describe any fair value determinations and methods.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

16	Tortoise Index Solutions

2015 Annual Report | November 30, 2015

Notes to Financial Statements (continued)

The following table is a summary of the inputs used to value the Fund’s securities by level within the fair value hierarchy as of November 30, 2015:

Description	Level 1	Level 2	Level 3	Total
Common stock	$16,632,852	$—	$—	$16,632,852
Master limited partnerships	3,860,297	—	—	3,860,297
Short-term investment	18,104	—	—	18,104
Total investments in securities	$20,511,253	$—	$—	$20,511,253

Refer to the Fund’s Schedule of Investments for additional industry information. Transfers between levels are recognized at the end of the reporting period. During the period ended November 30, 2015, the Fund recognized no transfers between levels. The Fund did not invest in any Level 3 investments.

4. Concentration Risk

Because the Fund’s assets will be concentrated in the energy pipeline industry, the Fund is subject to loss due to adverse occurrences that may affect that industry. The Fund’s focus in this industry presents more risk than if it were broadly diversified over numerous industries and sectors of the economy. An inherent risk associated with any investment focus is that the Fund may be adversely affected if a small number of its investments perform poorly.

5. Investment Advisory Fee and Other Transactions with Affiliates

The Trust has an agreement with Tortoise Index Solutions, L.L.C. (the “Adviser”) to furnish investment advisory services to the Fund. Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 0.70% of the Fund’s average daily net assets. The Adviser bears the cost of all advisory and non-advisory services required to operate the Fund.

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Fund’s Administrator, Transfer Agent and Fund Accountant. U.S. Bank, N.A. (the “Custodian”) serves as the custodian to the Fund. The Custodian is an affiliate of the Administrator. The Administrator performs various administrative and accounting services for the Fund. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees and monitors the activities of the Fund’s custodian, transfer agent and accountants. As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Fund, subject to annual minimums.

Foreside Fund Services, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.

6. Investment Transactions

The aggregate purchases and sales, excluding U.S. government securities, short-term investments, and in-kind transactions, by the Fund for the period ended November 30, 2015, were as follows:

	Purchases	Sales
Other	$3,991,151	$3,422,510

For the period ended November 30, 2015, in-kind transactions associated with creations and redemptions were as follows:

	Purchases	Sales
Other	$26,871,651	$1,017,476

Tortoise Index Solutions	17

Notes to Financial Statements (continued)

7. Federal Tax Information

As of November 30, 2015, the cost basis of investments for federal income tax purposes and the components of accumulated losses on a tax basis were as follows:

Cost of investments	$25,874,615
Gross unrealized appreciation	525,707
Gross unrealized depreciation	(5,910,679)
Net unrealized depreciation	(5,384,972)
Undistributed ordinary income	28,147
Undistributed long-term capital gain	—
Total distributable earnings	28,147
Other accumulated losses	(272,235)
Total accumulated losses	$(5,629,060)

The difference between book and tax-basis cost is attributable primarily to wash sales and master limited partnership (MLP) adjustments.

As of November 30, 2015, the Fund had a short-term capital loss carryforward of $272,235 which may be carried forward for an unlimited period under the Regulated Investment Company Modernization Act of 2010. To the extent the Fund realizes future net capital gains, those gains will be offset by any unused capital loss carryforwards. Capital loss carryforwards will retain their character as either short-term or long-term capital losses. Thus, such losses must be used first to offset gains of the same character; for example, long-term loss carryforwards will first offset long-term gains, before they can be used to offset short-term gains. The capital losses for the period ended November 30, 2015 have been estimated based on information currently available. Such estimate is subject to revision upon receipt of the 2015 tax reporting information from the individual MLPs.

In order to meet certain excise tax distribution requirements, the Fund is required to measure and distribute annually net capital gains realized during a twelve month period ending October 31 and net investment income earned during a twelve month period ending December 31. In connection with this, the Fund is permitted for tax purposes to defer into its next fiscal year qualified late year losses. Qualified late year capital losses are any net capital losses incurred between November 1 and the end of its fiscal year, November 30, 2015. Qualified late year ordinary losses are generally losses incurred between January 1 and the end of its fiscal year, November 30, 2015. The Fund did not defer any late year losses for the taxable year ended November 30, 2015.

During the period ended November 30, 2015, the Fund paid the following distributions to shareholders:

Period from
June 29, 2015* to
November 30, 2015
Ordinary income**	$245,300
Long-term capital gains***	—
Return of capital	—
Total distributions	$245,300

*	Inception date of the Fund.
**	For federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.
***	The Fund designates as long-term capital gain distributions, pursuant to Internal Revenue Code Section 852(b)(3)(c).

8. Subsequent Events

On January 4, 2016, the Fund paid an income distribution to shareholders in the amount $237,300, or $0.226 per share.

Management has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

18	Tortoise Index Solutions

2015 Annual Report | November 30, 2015

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Stockholders
Tortoise North American Pipeline Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Tortoise North American Pipeline Fund (one of the portfolios constituting the Montage Managers Trust (the Fund)) as of November 30, 2015, and the related statements of operations, changes in net assets and the financial highlights for the period from June 29, 2015 (commencement of operations) to November 30, 2015. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2015, by correspondence with the custodian. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Tortoise North American Pipeline Fund (one of the portfolios constituting the Montage Managers Trust) at November 30, 2015, the results of its operations, the changes in its net assets and the financial highlights for the period from June 29, 2015 (commencement of operations) to November 30, 2015, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota
January 29, 2016

Tortoise Index Solutions	19

Trustees and Officers (unaudited)
November 30, 2015

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
“Independent” Trustees:
Megan Webber, CPA (born 1975) Trustee	Since April 2015	Financial Reporting Manager, The Anschutz Corporation (2000 – present). Supervising Audit Senior, KPMG, LLP (1997 – 2000).	1	Palmer Square Opportunistic Income Fund Palmer Square Strategic Investments Fund
James Neville, Jr. (born 1964) Trustee	Since April 2015	Portfolio Manager, Great Plains Principal Trading (January 2012 – present). Proprietary Trader (1987 – 2011).	1	Palmer Square Opportunistic Income Fund Palmer Square Strategic Investments Fund
“Interested” Trustee:
Gary Henson (born 1966) Trustee, President and Principal Executive Officer	Since April 2015	President and Chief Investment Officer, Montage Investments, LLC (January 2010 – present). President, Mariner Holdings, LLC (August 2007 – present).	1	Palmer Square Opportunistic Income Fund Palmer Square Strategic Investments Fund
Officers of the Trust:
Christopher D. Long (born 1975) Vice President	Since April 2015	President and Founder of Palmer Square Capital Management, LLC (2009 – present). Managing Director and Investment Committee Member, Prairie Capital Management, LLC (October 2010 – August 2013).	1	N/A
P. Bradley Adams (born 1960) Vice President	Since April 2015

Managing Director of Tortoise Capital Advisors, L.L.C. (January 2013 – present). Director of Financial Operations of Tortoise Capital Advisors, L.L.C. (2005 – January 2013). Chief Executive Officer of each of Tortoise Energy Infrastructure Corporation, Tortoise MLP Fund, Inc., Tortoise Power and Energy Infrastructure Fund, Inc., Tortoise Pipeline & Energy Fund, Inc., and Tortoise Energy Independence Fund, Inc. since June 30, 2015. Chief Financial Officer of Tortoise MLP Fund, Inc. (2010 – June 30, 2015). Chief Financial Officer of each of Tortoise Energy Infrastructure Corporation and Tortoise Power and Energy Infrastructure Fund, Inc. (2011 – June 30, 2015). Chief Financial Officer of each of Tortoise Pipeline & Energy Fund, Inc. and Tortoise Energy Independence Fund, Inc. (inception – June 30, 2015). Chief Financial Officer of each of Tortoise Energy Capital Corporation and Tortoise North American Energy Corporation (May 2011 – June 23, 2014); Assistant Treasurer of each of Tortoise Energy Capital Corporation and Tortoise North American Energy Corporation from November 2005 to May 2011.

			1	N/A
David L. Henriksen (born 1954) Treasurer, Principal Financial Officer and Principal Accounting Officer	Since April 2015	Managing Director, Mariner Holdings, LLC and Montage Investments, LLC (September 2010 – present). Vice President, Tortoise Capital Resources Corp. (August 2007 – September 2010).	1	N/A
Anne J. Dorian (born 1982) Secretary	Since April 2015	Senior Regulatory Counsel, Mariner Holdings, LLC (August 2011 – present). Chief Compliance Officer, Montage Investments, LLC (January 2014 – present). Licensed Compliance Administrator, Legacy Financial Strategies, LLC (October 2009 – August 2011).	1	N/A
Iryna Northrip (born 1983) Chief Compliance Officer	Since April 2015	Regulatory Counsel, Mariner Holdings, LLC (July 2014 – present). Chief Compliance Officer, Palmer Square Opportunistic Income Fund (August 2014 – present). Chief Compliance Officer, Palmer Square Strategic Investments Fund (November 2015 – present). Associate, Bryan Cave LLP (November 2012 – June 2014). Summer Associate, Bryan Cave LLP (June 2011 – July 2011).	1	N/A

20	Tortoise Index Solutions

2015 Annual Report | November 30, 2015

Additional Information (unaudited)

APPROVAL OF INVESTMENT ADVISORY AGREEMENT — Tortoise Index Solutions, L.L.C.

At the in-person organizational meeting of the Board of Trustees (the “Board”) of Montage Managers Trust (“Trust”) on April 17, 2015, the Board, including the Trustees who are not “interested persons” of the Trust (“Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), considered and unanimously approved the Investment Advisory Agreement between the Trust and Tortoise Index Solutions, L.L.C. (“TIS”) regarding the Tortoise North American Pipeline Fund series of the Trust (the “Fund”) (the “Investment Advisory Agreement”) for an initial term of two years.

Prior to the meeting, the Trustees received and considered information from TIS and the Trust’s administrator designed to provide the Trustees with the information necessary to evaluate the Investment Advisory Agreement (“Support Materials”). The materials, among other things, included information about TIS’ organization and financial condition; information regarding the background and experience of relevant personnel who would be providing services to the Fund; reports prepared by independent, third-party sources comparing the proposed investment advisory fees and total expenses of the Fund to those of a group of comparable exchange-traded products; the estimated profitability of TIS as a result of its relationship with the Fund; and a completed due diligence questionnaire containing, among other things, information about TIS’ organization and financial condition, disaster recovery and contingency planning, and policies with respect to portfolio execution and trading. The Board also received a memorandum from the independent legal counsel to the Trust and the Independent Trustees discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed approval of the Investment Advisory Agreement. Before voting to approve the Investment Advisory Agreement, the Trustees reviewed the Support Materials with Trust management and with counsel to the Independent Trustees, and the Independent Trustees met in executive session with legal counsel.

In determining whether to approve the Investment Advisory Agreement, the Board and the Independent Trustees considered a number of factors they believed relevant, including those discussed below. Based upon these considerations, the Board and the Independent Trustees concluded that the overall arrangement between the Trust and TIS set forth in the Investment Advisory Agreement was fair and reasonable in light of the services to be performed by TIS, the investment advisory fees to be paid to TIS by the Fund, and such other matters as the Trustees considered relevant in the exercise of their reasonable business judgment. In their deliberations, the Board and the Independent Trustees did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of Services Provided. The Board considered the scope of services to be provided by TIS under the Investment Advisory Agreement with respect to the Fund. The Trustees considered the qualifications, experience and responsibilities of the personnel who would be involved in the activities of the Fund. In addition, the Board considered the overall quality of the organization and operations of TIS. The Board concluded that, based on the various factors they had reviewed, it was satisfied with the nature, extent and quality of services to be provided by TIS to the Fund under the Investment Advisory Agreement.

Proposed Advisory Fee and Estimated Total Expenses for the Fund. With respect to the proposed fees for the Fund, based on information provided by TIS, the Board considered that the Fund’s strategy is unique and that a specific peer group is not easily identifiable. The Board noted that the information prepared by independent, third-party sources contained what TIS believed to be the full master limited partnership and related exchange traded product universe, which TIS believed was the appropriate comparable universe for the Fund. The Board noted the Support Materials also included comparisons of the proposed advisory fee and total expense ratio for the Fund to those of the products in the comparable universe. The Board considered that TIS’s proposed advisory fee would be structured as a “unitary” fee, meaning that TIS would be responsible for all expenses of the Fund other than those expenses specifically excluded in the Investment Advisory Agreement.

In reviewing the proposed fee for the Fund, the Board observed, among other things, that the advisory fee proposed to be paid by the Fund was in line with or below the median advisory fees of the products included in the comparable universe. The Board also noted the Fund’s expected total expenses were below the average of total expenses of the products included in the comparable universe. The Board also compared the advisory fees charged by TIS to certain actively managed products with similar investment portfolios as the Fund, noting any relevant differences between the Fund and such clients. While recognizing that it is difficult to compare advisory fees because the scope of advisory services provided may vary from one investment adviser to another, the Board concluded that TIS’ proposed advisory fee with respect to the Fund was reasonable.

Expected profitability, economies of scale, and other potential benefits to TIS resulting from its relationship with the Fund. Referring to information provided in the Support Materials, the Board reviewed the estimated profitability to TIS with respect to its relationship with the Fund in its first two years of operations, taking into account estimated assets, and determined that the profitability was reasonable. The Board noted that the potential benefits received by TIS as a result of its relationship with the Fund would include not only the advisory fees paid to TIS, but the intangible benefits of its association with the Fund generally and any favorable publicity arising in connection with the Fund’s performance. The Board also noted that during the Fund’s startup period the Fund’s asset levels would likely be too low to achieve significant economies of scale and that any such economies would be considered in the future as the Fund’s assets grow.

Conclusion. Based on these and other factors, the Board, including the Independent Trustees, concluded that approval of the Investment Advisory Agreement would be in the best interest of the Fund and its shareholders and, accordingly, approved the Investment Advisory Agreement.

Tortoise Index Solutions	21

Additional Information (unaudited) (continued)

Availability of Fund Portfolio Information
The Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room call 1-800-SEC-0330. In addition, the Fund’s Form N-Q is available without charge upon request by calling 1-844-TR-INDEX or 1-844-874-6339.

Availability of Proxy Voting Information
A description of the Fund’s Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-844-TR-Index or 1-844-874-6339. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, is available (1) without charge, upon request, by calling 1-844-TR-INDEX or 1-844-874-6339, or (2) on the SEC’s website at www.sec.gov.

Qualified Dividend Income/Dividends Received Deduction
For the fiscal period ended November 30, 2015, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the American Taxpayer Relief Act of 2012. The percentage of dividends declared from ordinary income designated as qualified dividend income was 100% for the Fund.

For corporate shareholders, the percentage of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal period ended November 30, 2015 was 89.14% for the Fund.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue section 871(k)(2)(c) was 0%.

Frequency Distribution of Premiums and Discounts
Information regarding how often shares of the Fund trades on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund is available, free of charge, on the Fund’s website at etp.tortoiseindexsolutions.com.

Privacy Notice
The Fund collects only relevant information about you that the law allows or requires it to have in order to conduct its business and properly service you. The Fund collects financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Fund does not disclose any non-public personal information about its shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, respond to court orders and legal investigations or as otherwise permitted by law. Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Fund, as well as the Fund’s investment adviser who is an affiliate of the Fund. If you maintain a retirement/educational custodial account directly with the Fund, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes. The Fund limits access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Fund. All shareholder records will be disposed of in accordance with applicable law. The Fund maintains physical, electronic and procedural safeguards to protect your Personal Information and requires its third party service providers with access to such information to treat your Personal Information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, credit union, bank or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

22	Tortoise Index Solutions

Contacts

Board of Trustees
Megan Webber, CPA
James Neville, Jr.
Gary Henson

Investment Adviser
Tortoise Index Solutions, L.L.C.
11550 Ash Street, Suite 300
Leawood, KS 66211

Adviser Marketing Support
Montage Investments, LLC
4200 West 115th Street, Suite 240
Leawood, KS 66211

Independent Registered Public
Accounting Firm
Ernst & Young LLP
220 South Sixth Street, Suite 1400
Minneapolis, MN 55402

Transfer Agent, Fund Accountant
and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

Distributor
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, ME 04101

Custodian
U.S. Bank, N.A.
1555 North Rivercenter Drive
Milwaukee, WI 53212

Fund Counsel
Morgan, Lewis & Bockius, LLP
2020 K Street NW
Washington, DC 20006-1806

844-TR-INDEX
(844-874-6339)

This report should be accompanied or preceded
by a prospectus.
The Fund’s Statement of Additional Information
contains additional information about the Fund’s
trustees and is available without charge upon request by
calling 1-844-TR-INDEX or 1-844-874-6339.

11550 Ash Street, Suite 300

Leawood, KS 66211

www.tortoiseindexsolutions.com

Item 2. Code of Ethics.

The registrant has adopted a code of conduct that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of conduct during the period covered by this period.

The registrant has not granted any waivers from any provisions of the code of conduct during the period covered by this report.

A copy of the registrant’s code of conduct that applies to the registrant’s principal executive officer and principal financial officer is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Megan Webber is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past fiscal year. (The registrant’s inception date was June 29, 2015 and, as such, there is only one fiscal year to present). “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the past fiscal year. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning, including reviewing the Fund’s tax returns and distribution calculations. There were no “other services” provided by the principal accountant. For the fiscal year ended November 30, 2015, the Fund’s principal accountant was Ernst & Young. The following table details the aggregate fees billed for each of the last fiscal year for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

FYE 11/30/2015
Audit Fees	$23,000
Audit-Related Fees	$0
Tax Fees	$0
All Other Fees	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Ernst & Young applicable to non-audit services pursuant to waiver of pre-approval requirement was as follows:

FYE 11/30/2015
Audit-Related Fees	0%
Tax Fees	0%
All Other Fees	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 11/30/2015
Registrant	$0
Registrant’s Investment Adviser	$0

*In the registrant’s fiscal year ended November 30, 2015, Tortoise Capital Advisors, LLC was billed approximately $79,900 in fees for tax and other non-audit services provided to Tortoise Capital Advisors, LLC.

Item 5. Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58) of the Securities Exchange Act of 1934, and is comprised of Ms. Megan Webber and Mr. James Neville, Jr., the Registrant’s Independent Trustees.

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.
(b)	There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith
(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.
(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.
(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Montage Managers Trust

By (Signature and Title)*	/s/ Gary Henson
Gary Henson, President

Date	February 8, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Gary Henson
Gary Henson, President

Date	February 8, 2016

By (Signature and Title)*	/s/ David L. Henriksen
David L. Henriksen, Treasurer

Date	February 8, 2016

* Print the name and title of each signing officer under his or her signature.